Exhibit 10.2

AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment (this “Amendment”) to the Amended and Restated Employment Agreement, dated April 19, 2010 (the “Employment Agreement”), by and between ChromaDex, Inc., a California corporation (and a wholly-owned subsidiary of ChromaDex Corporation) (the “Company”) and Frank L. Jaksch, Jr. (“Executive”), is entered into as of June 22, 2018 by and among the Company and Executive. Capitalized terms used herein which are not defined in this Amendment shall have the meanings as ascribed to them in the Employment Agreement.

RECITALS

WHEREAS, the Company and Executive have previously entered into the Employment Agreement; and

WHEREAS, the Company and Executive desire to amend the Employment Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Employment Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 2(a) of the Employment Agreement. The first two sentences of Section 2(a) (Specific Positions) of the Employment Agreement are hereby deleted in their entirety and replaced with the following:

“Commencing as of June 22, 2018, Employee shall serve as the Executive Chairman of Employer. Employee shall perform such duties as are customarily associated with the position of Executive Chairman and such other duties, commensurate with Employee’s position, as are assigned to Employee from time to time by the Board of Directors of Employer (the “Board”).”

2. Exhibit A to the Employment Agreement. Exhibit A to the Employment Agreement is hereby deleted in its entirety.

3. Effect of Amendment. Except as expressly modified by this Amendment, the Employment Agreement shall remain unmodified and in full force and effect.

4. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

5. Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, all of which together shall contribute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ChromaDex, Inc. By: /s/ Mark Friedman Name: Mark Friedman Title: General Counsel & Secretary Executive /s/ Frank L. Jaksch, Jr. Frank L. Jaksch, Jr.